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                                                                  EXHIBIT 10.3

                          UROQUEST MEDICAL CORPORATION
                       1996 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.      PURPOSE.

         The purpose of the Uroquest Medical Corporation Employee 1996 Stock Purchase Plan (the "Plan") is to provide a means by which employees of Uroquest Medical Corporation,a Delaware corporation (the "Company"), and its Affiliates may be given an opportunity to purchase Common Stock of the Company. The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for its employees to exert maximum efforts for the success of the Company. The Company intends that the rights to purchase Common Stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Code Section 423(b).


SECTION 2.      DEFINITIONS.

                 (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Code Sections 424(e) and (f), respectively.

                 (b) "Beneficiary" means the person designated by the Eligible Employee in the form and manner prescribed by the Board or the Committee pursuant to Section 15.

                 (c) "Board" means the Board of Directors of Uroquest Medical Corporation.

                 (d) "Code" means the Internal Revenue Code of 1986, as amended.

                 (e) "Committee" means the Compensation Committee of the Board of Directors of Uroquest Medical Corporation as specified in Section 3(c).

                 (f)      "Company" means Uroquest Medical Corporation.

                 (g)      "Common Stock" means the Company's common stock.

                 (h) "Compensation" means remuneration earned by an employee and paid by the Company or an Affiliate as may be defined by the Board or the Committee under the terms of each Offering.

                 (i) "Eligible Employee" means an employee of the Company or an Affiliate designated by the Board or the Committee as eligible to purchase Common Stock of the Company pursuant to the terms of the applicable Offering, subject to the provisions of Section 6.

                 (j) "Offering" means the offering of Common Stock for purchase under the Plan to Eligible Employees as specified in Section 5.

                 (k) "Offering Date" means the date on which an Offering is made as specified in Section 5.

                 (l) "Plan" means the Uroquest Medical Corporation 1996 Employee Stock Purchase Plan.

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                 (m)      "Purchase Date" means the date(s) established in
Section 7 by the Board or the Committee during an Offering on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with the terms of the Offering. In general, "Purchase Date" shall mean the last business day of each Offering.


SECTION 3.      ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to the Committee, as provided in Section 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions if the Plan:

                 (i) To determine when and how rights to purchase Common Stock shall be granted and the provisions of each offering of such rights (which need not be identical).

                 (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                 (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                 (iv)     To amend the Plan as provided in Section 13.

                 (v) Generally, to exercise all powers and to perform all acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Code Section 423.

         (c) The Board may delegate administration of the Plan to the Committee which shall be comprised of one or more persons and which may be constituted in accordance with the applicable requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act" and "Rule 16b-3"). If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers previously possessed by the Board, subject, however, to any resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.


SECTION 4.      SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate two hundred fifty thousand (250,000) shares of Common Stock. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.


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         (b)     The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.


SECTION 5.      GRANT OF RIGHTS; OFFERING.

         The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock under the Plan to Eligible Employees (an Offering) on a date or dates (the Offering Date(s)) selected by the Board or the Committee. Each Offering shall be in the form and shall contain the terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Code Section 423(b)(5) that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of each Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8.


SECTION 6.      ELIGIBILITY.

         (a) Rights may be granted only to Eligible Employees of the Company or, as the Board or the Committee may designate as provided in Section 2(b), to Eligible Employees of any Affiliate of the Company. Except as provided in Section 5(b), an employee of the Company or any Affiliate shall not be an Eligible Employee unless, on the Offering Date, the employee has been in the employ of the Company or any Affiliate for a continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be an Eligible Employee unless, on the Offering Date, the employee's customary employment with the Company or Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board of the Committee may provide that, each individual who, during the course of an Offering, first becomes an Eligible Employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which the individual becomes an Eligible Employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                 (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                 (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                 (iii) the Board or the Committee may provide that if the individual first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.



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         (c)     No employee who is otherwise an Eligible Employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, the employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this Section 6(c), the rules of Code Section 424(d) shall apply in determining the stock ownership of any employee, and stock which the employee may purchase under all outstanding rights and options shall be treated as stock owned by the employee.

         (d) An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Code Section 423(b)(8), do not permit the employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand ($25,000) of fair market value of the Common Stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Code Section 423(b)(4)(D) shall not be eligible to participate.


SECTION 7.      RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of the employee's Compensation during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more Purchase Dates during an Offering on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with the terms of the Offering.

         (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares of Common Stock that may be purchased by any Eligible Employee as well as a maximum aggregate number of shares that may be purchased by all Eligible Employees pursuant to the terms of the Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all Eligible Employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (c) The purchase price of Common Stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                 (i) an amount equal to eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Date; or

                 (ii) an amount equal to eighty-five percent (85%) of the fair market value of the Common Stock on the Purchase Date.


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SECTION 8.      PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) An Eligible Employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in the form and manner as the Company provides. Each agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of the employee's Compensation during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for that participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase his or her payroll deductions, and an Eligible Employee may begin payroll deductions, after the beginning of any Offering only as provided for in the terms of the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

         (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in the form and manner as the Company provides. Withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon withdrawal from the Offering by a participant, the Company shall distribute to the participant all of his or her accumulated payroll deductions (reduced to the extent, if any, deductions have been used to acquire stock for the participant) under the Offering, without interest, and the participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon the participant's eligibility to participate in any other Offerings under the Plan but the participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or any designated Affiliate, for any reason other than death, disability or retirement at age 65, and the Company shall distribute to the terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, deductions have been used to acquire Common Stock for the terminated employee) under the Offering, without interest.

         (d) If a participating employee's employment with the Company terminates for death, disability or retirement at age 65, the participant (or the participant's Beneficiary in the case of death) may either (i) cancel the rights, in which case the Company shall distribute to the terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, deductions have been used to acquire Common Stock for the terminated employee) under the Offering, without interest; or (ii) elect to receive at the conclusion of the Offering the number of shares for which payroll deductions actually made are sufficient to purchase (plus the cash balance credited to his or her account, if any). The election of the participant or his or her Beneficiary shall be made within three (3) months of the event causing the termination of employment, but not later than the last day of the Offering. Notification of the election shall be filed with the Board or the Committee.
In the event no notification is filed, the Company shall act in accordance with clause (i) of this Section 8(d).

         (e) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by designation of a Beneficiary as provided in Section 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.


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SECTION 9.      EXERCISE.

         (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of Common Stock, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering shall be held in each participant's account for the purchase of shares under the next Offering under the Plan, unless the participant withdraws from the next Offering, as provided in Section 8(b), or is no longer eligible to be granted rights under the Plan, as provided in Section 6, in which case such amount shall be distributed to the participant after the final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after the Purchase Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended, and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in compliance, no rights granted under the Plan or any Offering shall be exercised on the Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to an effective registration statement and compliance, except that the Purchase Date shall not be delayed more than twelve (12) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, deductions have been used to acquire Common Stock) shall be distributed to the participants in the Plan, without interest.


SECTION 10.      COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan any authority as may be required to issue and sell shares of Common Stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such rights unless and until the authority is obtained.



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SECTION 11.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of Common Stock pursuant to rights granted under the Plan shall constitute general funds of the Company.


SECTION 12.      RIGHTS AS A STOCKHOLDER.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.


SECTION 13.      ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

         (a) If any change is made in the Common Stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to outstanding rights. Adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Exchange Act Section 13(d) or 14(d) Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion: (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, and such rights may continue in full force and effect; or (ii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.


SECTION 14.               AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                 (i) Increase the number of shares reserved for rights under the Plan;



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                 (ii)     Modify the provisions as to eligibility for
         participation in the Plan (to the extent modifications requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Code Section 423 or to comply with the requirements of Rule 16b-3); or

                 (iii) Modify the Plan in any other way if modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Code Section 423 or to comply with the requirements of Rule 16b-3.

It is expressly provided that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance with the Code and regulations.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Code Section 423.


SECTION 15.      DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a Beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of the participant's death subsequent to the end of an Offering but prior to delivery to the participant of the participant's shares and cash. In addition, a participant may file a written designation of a Beneficiary who is to receive any cash from the participant's account under the Plan in the event of the participant's death during the Offering.

         (b) A Beneficiary designation may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a Beneficiary validly designated under the Plan who is living at the time of the participant's death, the Company shall deliver the shares and/or cash to the executor or administrator of the estate of the participant, or if no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver the shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.


SECTION 16.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Code
Section 423.


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         (c)     Unless terminated earlier by the Board, the Plan shall
terminate automatically ten (10) years from the Effective Date of the Plan.


SECTION 17.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective on the same day that the Company's registration statement covering the Common Stock subject to grant under the Plan is filed on Form S-8 with the Securities and Exchange Commission (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.


         IN WITNESS WHEREOF, a duly authorized representative of the Company has executed this Plan.


                                          UROQUEST MEDICAL CORPORATION


                                          By: ______________________________

                                          Title: ___________________________

                                          Date: ____________________________




ADOPTED BY THE BOARD  _________________________, 1996


APPROVED BY STOCKHOLDERS _________________________, 1996



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                  UROQUEST MEDICAL CORPORATION (THE "COMPANY")
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                  SUBSCRIPTION AND CONTRIBUTION ELECTION FORM
               Uroquest Medical Corporation, 265 East 100 South,
                   Salt Lake City, UT  84111  (801) 322-1554

===============================================================================


PARTICIPANT'S NAME:________________________________ SOC. SEC. NO.:_____________

INDICATE PURPOSE OF THIS FORM:  (CHECK ONE)

[ ]   Initial Enrollment        [ ]   Discontinuance of Contributions
[ ]   Change in Rate of Contribution

CONTRIBUTION ELECTION:  (CHECK ALL THAT APPLY)

A.    [ ]      I hereby authorize the Company to deduct from each payroll check (after taxes) the following percentage of my salary and to contribute such amount to the Plan as an after-tax salary reduction contribution to be used for the purchase of Company
               Common Stock.

               _________________%        (Must be between 1% - 15%)

B.    [ ]      I hereby authorize the Company to reduce the percentage of my salary reduction contribution to the following percentage of my salary:

                 _________________%      (May not go below 1%)

C.    [ ]      I hereby authorize the Company to discontinue my salary
               reduction contributions.

               [ ] I hereby request a withdrawal of all salary reduction contributions currently in my account.


CONSENT AND CERTIFICATION:

I acknowledge that I have a received the applicable Offering documents. I understand that the election(s) made above will remain in effect until I change them by submitting a revised Contribution Election Form. I understand that I cannot enroll in the Plan or increase my salary reduction contribution percentage after the Offering Date for each Offering and, that if I discontinue my contributions, I may not later resume participation until a new Offering. I further understand that unless I withdraw from participation in the Plan, I will automatically purchase the number of shares which may be purchased under the Plan with my total salary reduction contribution.


___________________________________________________     _______________________
Participant's Signature                                 Date

===============================================================================
            PLEASE RETURN THIS FORM TO THE VICE PRESIDENT, FINANCE.